UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


     ______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 24, 2004

     ______________________________________________________________________


                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                  000-23192            13-3361050
     (State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)             File Number)       Identification No.)


        One Celadon Drive, Indianapolis, IN          46235
       (Address of principal executive offices)   (Zip Code)


                                 (317) 972-7000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

     On September 24, 2004, the Audit Committee of the Board of Directors of Celadon Group, Inc., a Delaware corporation (the "Company"), engaged KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2005. The Audit Committee selected KPMG for their expertise and knowledge serving public truckload companies.

     During the Company's two most recent fiscal years ended June 30, 2004 and June 30, 2003, and the subsequent interim period through the date of the Company's engagement of KPMG on September 24, 2004, neither the Company nor anyone on its behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.






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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CELADON GROUP, INC.


Date: September 24, 2004            By: /s/ Stephen Russell
                                       ----------------------------------------
                                        Stephen Russell
                                        Chairman, Chief Executive Officer, and
                                        President